SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
FIRST AMENDMENT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 30, 2007

TANK SPORTS, INC.
(Exact name or registrant as specified in its charter)

California	333-129910	95-4849012
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

10925 Schmidt Road
El Monte, California 91733
(Address of Principal Executive Offices, Including Zip Code)

(626) 350-4039
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2007, the Registrant entered into that certain First Amendment to Stock Purchase Agreement (the “Amendment”), by and among the Registrant, Darin and Michelle Oreman (the “Shareholders”), Lowprice.com, Inc., an Arizona corporation d/b/a RedCat Motors (the “Company”) and Hexagon Financial, LLC, an Arizona limited liability company (“Hexagon”). The Amendment amended that certain Stock Purchase Agreement dated December 28, 2006, by and between the Registrant, the Shareholders and Hexagon, whereby the Registrant shall purchase 100% of the common stock of the Company from the Shareholders for an aggregate purchase price of $1.00. Thereafter, the Registrant shall make a capital contribution to the Company of $1,000,000 in cash upon the Closing, the issuance to Hexagon of 400,000 shares of the common stock of the Registrant upon the Closing, and $200,000 in cash which shall be paid on or before February 28, 2007.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 30, 2007, the Registrant completed the acquisition of one hundred percent (100%) of the issued and outstanding common stock of Lowprice.com, Inc., an Arizona corporation d/b/a RedCat Motors (the “Company”) pursuant to a Stock Purchase Agreement, as amended (the “Agreement”) by and among the Registrant, (the Shareholders), the Company and Hexagon. We purchased 100% of the common stock of the Company from the Shareholders for an aggregate purchase price of 1.00. Further, the Registrant made a capital contribution to the Company consisting of $1,000,000 in cash, which was paid to the Company upon the Closing. The Registrant further issued to Hexagon 400,000 shares of the common stock of the Registrant for the settlement of debt. The Registrant is obligated to make an additional $200,000 capital contribution in cash on or before February 28, 2007.

Hexagon is entitled to registration rights for the 400,000 shares of common stock issued to it, and the Registrant is obligated to complete an effective registration statement with the Securities and Exchange Commission no later than ninety (90) days from the Closing Date.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Pursuant to the Agreement, we are obligated to pay the sum of $200,000 in cash to the Company as an additional capital contribution on or before February 28, 2007.

Item 3.02 Unregistered sales of Equity Securities.

On January 30, 2007, the Board of Directors of the Registrant authorized the issuance of 400,000 shares of the Registrant’s common stock to Hexagon Financial, LLC, an Arizona limited liability company, pursuant to the Agreement. We relied upon Section 4(2) and Regulation D of the Securities Act of 1933, as amended (the "Act"). Our officers and directors determined the sophistication of our investor, as the investor was an accredited investors. The investor certified that it was purchasing the shares for its own account, with investment intent. This offering was not accompanied by general advertisement or general solicitation and the shares were issued with a Rule 144 restrictive legend.

Item 9.01 Financial Statements and Exhibits

a) Financial Statements

2

INDEX TO FINANCIAL STATEMENTS
Page
PRO FORMA	F-2

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET - FEBURARY 28, 2006	F-3

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED FEBURARY 28, 2006	F-4

PRO FORMA	F-6

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET - NOVEMBER 31, 2006	F-7

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS	F-8
FOR THE TWELVE MONTH PERIOD ENDED NOVEVEMBER 31, 2006

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS	F-10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-11

LOWPRICE.COM , INC. (DBA REDCAT MOTORS) BALANCE SHEET - DECEMBER 31, 2006	F-12

LOWPRICE.COM , INC. (DBA REDCAT MOTORS) STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005	F-13

LOWPRICE.COM , INC. (DBA REDCAT MOTORS) STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005	F-14

LOWPRICE.COM, INC. (DBA REDCAT MOTORS) STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005	F-15

LOWPRICE.COM, INC. (DBA REDCAT MOTORS) NOTES TO FINANCIAL STATEMENTS	F-16 - F-22

The accompanying condensed combined proforma financial statements illustrate the effect of the stock exchange agreement between Tank Sports (Tank) and Lowprice.com (Lowprice), on the Company's financial position and results of operations. The pro forma condensed consolidated balance sheet as Feburary 28, 2006 is based on the historical audited balance sheet of Tank as of February 28, 2006 and unaudited balance sheet of Lowprice December 31, 2005. The pro forma condensed combined balance sheet assumes the acquisition took place on March 1, 2005.

The pro forma condensed combined statement of operations for the twelve months ending February 28, 2006 for Tank and twelve months ending December 31, 2005 for Lowprice is based on the historical audited statements of operations for the twelve months ending February 28, 2006 for Tank and unauidted statements of perations for the twelve months ending December 31, 2005. It assumes the acquisition took place on March 1, 2004.

The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro form condensed combined financial statements are based on management's current estimates of the exchange agreement. The actual may differ.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Tank Sports and Lowprice.com, Inc

TANK SPORTS AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
FEBURARY 28, 2006
						-
	Tank Sports Twelve Months Ended Feburary 28, 2006	Lowprice.com Twelve Months Ended December 31, 2005	Pro Forma Adjustments			Pro Forma
Assets	Audited	Unaudited	1	2	Total

Current Assets
Cash and cash equivalents	$163,528	$1,808,187			-	$1,971,715
Other receivable	33,411	547,780				581,191
Accounts receivable, net	270,583	71,016				341,599
Loans receivable - current	-	-				-
Inventory	1,426,092	4,043,397		(547,834)	(547,834)	4,921,655
Prepaid expenses	66,890	345,699		(3,072)	(3,072)	409,517
Due from shareholder	-	66,090		(58,515)	(58,515)	7,575

Total Current Assets	1,960,504	6,882,169				8,233,252

Fixed Assets, Net	65,740	53,720				119,460

Loans Receivable - Non Current	211,846	-				211,846

Goodwill	-	-		1,839,994	1,839,994	1,839,994

Other Assets	11,600	19,276				30,876

Total Assets	$2,249,690	$6,955,165				$10,435,428

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$193,603	$1,056,970			-	$1,250,573
Due to affiliate	2,713,628	-				2,713,628
Loan payable - current	1,425	4,876,268	480,000		480,000	4,397,693
Customer deposits	-	100,848				100,848

Total Current Liabilities	2,908,656	6,034,086				8,462,742

Total Liabilities	2,908,656	6,034,086				8,462,742

Stockholders' Equity
Common stock	-	-	(400)		(400)	400
Additional paid in capital	-	-	(479,600)		(479,600)	479,600
Share capital	135,700	(765,016)		(1,287,379)	(1,287,379)	658,063
Accumulated deficit	(794,666)	1,686,095		56,806	56,806	834,623

Total Stockholders' Equity	(658,966)	921,079				1,972,686

Total Liabilities and Stockholders' Equity	$2,249,690	$6,955,165				$10,435,428

TANK SPORTS AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED FEBURARY 28, 2006

	Tank Sports Twelve Months Ended Feburary 28, 2006	Lowprice.com Twelve Months Ended December 31, 2005	Pro Forma Adjustments	Pro Forma
	Audited	Unaudited

Net Revenue	$7,539,336	$19,625,056		$27,164,392

Cost of Revenue	5,671,178	16,204,883		21,876,061

Gross Profit	1,868,158	3,420,173		5,288,331

Selling Expenses	1,419,033	92,353		1,511,386

General, Selling And Administrative Expenses	775,352	1,815,888		2,591,240

Total Operating Expenses	2,194,385	1,908,241		4,102,626

Operating Gain (Loss)	(326,227)	1,511,932		1,185,705

Non Operating Income (Expense )

Other Income (Expense)	123,171	(41,949)		81,222

Interest Expense	(3,657)	(388,116)		(391,773)

Total Non Operating Income (Expenses )	119,514	(430,065)		(310,551)

Net Income Before Income Tax	(206,713)	1,081,867		875,154

Provisin For Income Taxes	-	-		-

Net Income	$(206,713)	$1,081,867		$875,154

Net income per share:
Basic & diluted				$0.027

Weighted average number of shares outstanding:
Basic & diluted				32,125,184

Basic and diluted shares are the same as there is no anti-dilutive effect

Adjustments related to acquisation

1 Notes payable	480,000
Common stock		400
Additional paid in capital		479,600

To record issuance of stock to pay off debt in subsidiary

2 Equity		1,230,573
Inventory		547,834
Prepaid		3,072
OR-related party		58,515
Goodwill	1,839,994

To eliminate the equity of subsidiary

The accompanying condensed combined proforma financial statements illustrate the effect of the stock purchase agreement between Tank Sports, Inc. (Tank) and Lowprice.com, Inc. (DBA Redcat Motors) (Lowprice), on the Company's financial position and results of operations. The pro forma condensed consolidated balance sheet as November 30, 2006 is based on the historical unaudited balance sheet of Tank as of November 30, 2006 and audited balance sheet of Lowprice December 31, 2006. The pro forma condensed combined balance sheet assumes the acquisition took place on March 1, 2006.

The pro forma condensed combined statement of operations for the nine months ending November 30, 2006 for Tank and twelve months ending December 31, 2006 for Lowprice are based on the historical unaudited statement of operations for the nine months ending November 30, 2006 for Tank and audited statements of operations for the twelve months ending December 31, 2006 for Lowprice.

The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro form condensed combined financial statements are based on management's current estimates of the exchange agreement. The actual may differ.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Tank Sports and Lowprice.com, Inc.

TANK SPORTS AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
November 30, 2006

	Tank Sports Nine Months Ended November 30, 2006	Lowprice.com Twelve Months Ended December 31, 2006	Pro Forma Adjustments			Pro Forma
Assets	Unaudited	Audited	1	2	Total

Current Assets
Cash and cash equivalents	$230,251	$400,625			-	$630,876
Certificate of Deposit	1,520,816	-				1,520,816
Accounts receivable, net	164,786	78,452				243,238
Loans receivable - current	191,437	-				191,437
Inventory	1,856,157	1,573,565		(547,834)	(547,834)	2,881,888
Prepaid expenses	38,865	113,234		(3,072)	(3,072)	149,027
Due from shareholder	-	59,832		(58,515)	(58,515)	1,317

Total Current Assets	4,002,312	2,225,708				5,618,599

Fixed Assets, Net	65,883	462,047				527,930

Goodwill	-	-		1,839,994	1,839,994	1,839,994

Other Assets	56,022	16,470.00				72,492

Total Assets	$4,124,217	$2,704,225				$8,059,015

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable and accrued expenses	$139,064	$819,624				$958,688
Due to affiliate	1,798,794	-				1,798,794
Note Payable	1,520,816	2,709,851	480,000		480,000	3,750,667
Loan payable - current	1,000,679	-				1,000,679
Customer deposits	13,558	136,416				149,974

Total Current Liabilities	4,472,911	3,665,891				7,658,802

Loan Payable - Non Current	20,720	268,907				289,627

Total Liabilities	4,493,631	3,934,798				7,948,429

Stockholders' Equity
Common stock	32,503	-	(400)		(400)	32,903
Additional paid in capital	103,197	-	(479,600)		(479,600)	582,797
Share capital	-	(1,287,379)		(1,287,379)	(1,287,379)	-
Accumulated deficit	(505,114)	56,806		56,806	56,806	(505,114)

Total Stockholders' Equity	(369,414)	(1,230,573)				110,586

Total Liabilities and Stockholders' Equity	$4,124,217	$2,704,225				$8,059,015

TANK SPORTS AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED NOVEVEMBER 31, 2006

	Tank Sports Nine Months Ended November 30, 2006	Lowprice.com Twelve Months Ended December 31, 2006	Pro Forma Adjustments	Pro Forma
	Unaudited	Audited

Net Revenue	$7,794,745	$15,766,269		$23,561,014

Cost of Revenue	5,481,312	13,941,598		19,422,910

Gross Profit	2,313,433	1,824,671		4,138,104

Selling Expenses	631,408	197,533		828,941

General, Selling And Administrative Expenses	1,424,644	3,234,187		4,658,831

Total Operating Expenses	2,056,052	3,431,720		5,487,772

Operating Loss	257,381	(1,607,049)		(1,349,668)

Non Operating Income (Expense )

Other Income (Expense)	30,486	202,097		232,583

Interest Expense	(1,196)	(224,339)		(225,535)

Total Non Operating Income (Expenses )	29,290	(22,242)		7,048

Net Income (Loss) Before Income Tax	286,671	(1,629,291)		(1,342,620)

Provisin For Income Taxes	800	-		800

Net Income (Loss )	$285,871	$(1,629,291)		$(1,343,420)

Net loss per share:
Basic & diluted				$(0.041)

Weighted average number of shares outstanding:
Basic & diluted				32,502,800

Basic and diluted shares are the same as there is no anti-dilutive effect

Adjustments related to acquisation

1 Notes payable	480,000
Common stock		400
Additional paid in capital		479,600

To record issuance of stock to pay off debt in subsidiary

2 Equity		1,230,573
Inventory		547,834
Prepaid		3,072
OR-related party		58,515
Goodwill	1,839,994

To eliminate the equity of subsidiary

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. Basis for Pro Forma Presentation

The unaudited pro forma combined condensed financial statements of Tank Sports and Lowprice. Com, Inc. have been prepared on the basis of assumptions relating to the stock exchange agreement between Tank Sports and Lowprice. Com, Inc  and management's best estimates.

The Board of Directors of Tank Sports approved the stock purchase of Lowprice.com, Inc. by unanimous written consent, dated December 15, 2006, as it believes that such actions are in the best interests of the Company.

On January 30, 2007, Tank Sports (Tank) and the shareholders of Lowprice.com, Inc. (the “Shareholders”), entered into a Stock Purchase Agreement (the “Agreement”) pursuant to which Tank will acquire 100% of Lowprice.com by making a payment of $1.

2. Pro Forma Adjustments

Certain adjustments have been made to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal period presented.

The adjustments are as follows:

(1)	To record issuance of stock to pay off debt in subsidiary

(2)	To eliminate the equity of the subsidiary.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Lowprice.com, Inc.
(DBA REDCAT MOTORS)

We have audited the accompanying consolidated balance sheet of the Lowprice.com, Inc. as of December 31, 2006 and the related statements of operations, stockholders’ deficit and cash flows for the two years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Lowprice.com, Inc. as of December 31, 2006 and the results of its operations and its cash flows for the two years ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Kabani & Company, Inc.
CERTIFIED PUBLIC ACCOUNTANTS

Los Angeles, California
February 16, 2007

LOWPRICE.COM , INC
(DBA REDCAT MOTORS)
BALANCE SHEET
DECEMBER 31, 2006

ASSETS

CURRENT ASSETS
Cash & cash equivalents	$400,625
Accounts receivable	78,452
Due from related parties	59,832
Inventory	1,573,565
Prepaid expenses & other assets	113,234
Total current assets	2,225,708

PROPERTY AND EQUIPMENT, NET	462,047

DEPOSITS	16,470

TOTAL ASSETS	$2,704,225

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$819,626
Loan payable - current	2,709,851
Customer deposit	136,416
Total current liabilities	3,665,893

LONG TERM LIABILITIES
Loan payable - non current	268,907
Total liabilities	3,934,800

STOCKHOLDERS' DEFICIT
Share capital	(1,287,379)
Retained earning	56,804
Total stockholders' deficit	(1,230,575)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$2,704,225

LOWPRICE.COM , INC
(DBA REDCAT MOTORS)
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	DECEMBER 31
	2006	2005

NET REVENUE	$15,766,269	$19,625,056

COST OF REVENUE	13,941,598	16,204,883

GROSS PROFIT	1,824,671	3,420,173

OPERATING EXPENSES
Selling expenses	197,533	92,353
General and administrative expenses	3,234,187	1,815,888
Total operating expenses	3,431,720	1,908,241

INCOME (LOSS) FROM OPERATIONS	(1,607,049)	1,511,932

NON-OPERATING INCOME (EXPENSES)
Other income (expense)	202,097	(41,949)
Interest expense	(224,339)	(388,116)
Total non-operating income (expenses)	(22,242)	(430,065)

NET INCOME (LOSS)	$(1,629,291)	$1,081,867

LOWPRICE.COM , INC
(DBA REDCAT MOTORS)
STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

			Total
	Share Capital	Retained	Stockholders'
	Amount	Earnings	Equity / (Deficit)
Balance January 1, 2005	$(412,448)	$604,228	$191,780

Distribution	(352,568)	-	(352,568)

Net income for the year ended December 31, 2005	-	1,081,867	1,081,867

Balance December 31, 2005	(765,016)	1,686,095	921,079

Distribution	(522,363)	-	(522,363)

Net loss for the year ended December 31, 2006	-	(1,629,291)	(1,629,291)

Balance December 31, 2006	$(1,287,379)	$56,804	$(1,230,575)

LOWPRICE.COM, INC
(DBA REDCAT MOTORS)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	DECEMBER 31
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(1,629,291)	$1,081,867
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:

Depreciation and amortization	109,159	3,625
(Increase) decrease in current assets:
Accounts receivable	(7,436)	(56,238)
Inventory	2,469,832	(2,956,905)
Prepaid expenses and other assets	786,503	(433,355)
Deposit	2,806	(7,696)
Increase (decrease) in current liabilities:
Accounts payable, other payables, and accrued liabilities	(378,193)	800,669
Customer deposit	136,416	(64,069)
Net cash provided by (used in) operating activities	1,489,795	(1,632,102)

CASH FLOWS FROM INVESTING ACTIVITIES
Payments on purchase of property	(517,486)	(55,364)
Dividends & distributions	(522,363)	(352,568)
Net cash used in investing activities	(1,039,849)	(407,932)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments to loans	(2,196,189)	(499,236)
Increase of note & loans payable	338,681	2,689,444
Net cash provided by (used in) financing activities	(1,857,508)	2,190,208

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	(1,407,562)	150,175

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	1,808,187	1,658,012

CASH & CASH EQUIVALENTS, ENDING BALANCE	$400,625	$1,808,187

LOWPRICE.COM, INC.
(DBA REDCAT MOTORS)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Lowprice.com, Inc. (Lowprice.com or “the Company”) was incorporated in the state of Arizona on May 11, 2006 and was the successor of Lowprice.com LLC which was organized in the state of Louisiana on March 14, 2001. The Company is located in the city of Phoenix, Arizona, U.S.A. The Company is engaged in the sales and distribution of high quality recreational and transportation motorcycles, all-terrain vehicles (“ATVs”), dirt bikes, and scooters. The Company’s motorcycles and ATVs products are manufactured in China.

2.	SUMMARY OF SIGNIFICANT ACCOUTING POLICIES

Basis of Preparation

The financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Terms of the sales are COD and management has not reserved any amount for bad debts. As of December 31, 2006, there was no allowance.

Inventories

Inventories are valued at the lower of cost (determined on a first-in first-out basis) or net realizable value. The management compares the cost of inventories with the net realizable value and an allowance is made for writing down the inventories to their net realizable value, if lower than the cost.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of plant, property, and equipment are capitalized. These capitalized costs may include structural improvements, equipment, and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets: 5 to 7 years for all fixed assets.

LOWPRICE.COM, INC.
(DBA REDCAT MOTORS)
NOTES TO FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUTING POLICIES - continued

Impairment

The Company applies the provisions of Statement of Financial Accounting Standard No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS No. 144"), issued by the Financial Accounting Standards Board ("FASB"). FAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property, plant and equipment and intangible assets subject to periodic amortization, for recoverability at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value. Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets. The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset. If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value. The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments. The Company estimates fair value based on the information available in making whatever estimates, judgments and projections are considered necessary. There was no impairment of long-lived assets in the years ended December 31, 2006 and 2005.

Revenue Recognition and Customer Deposit

The Company’s revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as customer deposit.

Fair Values of Financial Instruments

Statement of Financial Accounting Standard No. 107, "Disclosures about Fair Value of Financial Instruments", requires that the Company disclose estimated fair values of financial instruments.

The Company's financial instruments primarily consist of cash and cash equivalents, accounts receivable, other receivables, advances to suppliers,, accounts payable, other payable, tax payable, and related party advances and borrowings.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheet. This is attributed to the short maturities of the instruments and that interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (“SFAS 131”), “Disclosure About Segments of an Enterprise and Related Information” requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company’s consolidated financial statements as the Company consists of one reportable business segment.

LOWPRICE.COM, INC.
(DBA REDCAT MOTORS)
NOTES TO FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUTING POLICIES - continued

Recent Pronouncements

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAF No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006.

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006.

In June 2005, the EITF reached consensus on Issue No. 05-6, determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006. The Company has not evaluated the impact of this pronouncement its financial statements.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3.	Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities.

4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

LOWPRICE.COM, INC.
(DBA REDCAT MOTORS)
NOTES TO FINANCIAL STATEMENTS

2.	SUMMARY OF SIGNIFICANT ACCOUTING POLICIES - continued

Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements.

In February 2007, FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. FAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to specific requirements outlined in the new Statement. Therefore, calendar-year companies may be able to adopt FAS 159 for their first quarter 2007 financial statements.

The new Statement allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. FAS 159 also establishes presentation and disclosure requirements designed to draw comparison between entities that elect different measurement attributes for similar assets and liabilities.

3.	DUE FROM RELATED PARTIES

As of December 31, 2006 $59,832 is due from officers and shareholders of the Company.

These amounts are interest free, due on demand and are unsecured.

4.	INVENTORIES

Inventories consist of the following as of December 31, 2006:

ATV’s & Scooters	$969,445
Parts	381,531
Redcat Racing	166,303
Accessories	56,286
Total	$1,573,565

LOWPRICE.COM, INC.
(DBA REDCAT MOTORS)
NOTES TO FINANCIAL STATEMENTS

5.	PREPAID EXPENSES & OTHER ASSETS

Composition of this category is reflected below:

Prepaid Inventory	$22,208
Prepaid Insurance	70,905
Other	20,121
Total	$113,234

6.	PROPERTY, PLANT & EQUIPMENT

Property, Plant & Equipment consist of the following as of December 31, 2006:

Machinery & Equipment	$64,543
Furniture & Fixtures	59,384
Electronic Equipment	480,319
Less: Accumulated Depreciation	(142,199)
Total	$462,047

Depreciation expenses were $109,159 and $3,625 for the twelve month periods ended December 31, 2006 and 2005, respectively.

7.	DEPOSITS

As of December 31, 2006, the company had recorded a security deposit for a lease of $16,740.

8.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Composition of this category is reflected below as of December 31, 2006:

Accounts payable	$607,347
Credit cards	119,638
Other accruals	92,639
Total	$819,624

9.	CUSTOMER DEPOSIT

Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as customer deposit. Customer deposit amounted to $136,416 as of December 31, 2006.

10.	NOTES PAYABLE

The company has a line of credit from an unrelated party. The line of credit is secured by all of the assets, with an interest rate of 5.00%, and due on July 1, 2007. As of December 31, 2006, accrued interest is $0. The balance of the line of credit at December 31, 2006 was $2,640,077, of which all is current.

LOWPRICE.COM, INC.
(DBA REDCAT MOTORS)
NOTES TO FINANCIAL STATEMENTS

10.	NOTES PAYABLE - continued

The company has a loan payable of $372,259 from an unrelated party. The note is secured by various computer equipments and software purchased from Microsoft Capital, with an interest rate of 5.00%, and due on June 1, 2011. As of December 31, 2006, accrued interest is $0. The balance of the note payable at December 31, 2006 was $338,861, of which $69,774 is current and $268,907 is non current.

The scheduled principal payments on the notes are as follows:

Years ended
December 31,

2007	$2,705,215
2008	73,344
2009	77,096
2010	81,041
2011	42,062
Thereafter	0

Total	2,978,758
Current portion	2,709,851

Non current portion	$268,907

Interest expenses were $224,339 and $388,116 for the years ended December 31, 2006 and 2005.

11.	EQUITY AND RELATED PARTY TRANSACTIONS

The Company approved distribution to the members in the amount of $522,363 and $352,568 for the years ended December 31 2006, and 2005, respectively.

12.	OTHER INCOME (EXPENSE)

Other income was $202,097 for the year ended December 31, 2006. Other income includes $199,036 forgiveness of debt, and $3,061 other income. In year 2005, the Company incurred $199,036 interest expenses which was forgiven in 2006 and was recorded as other income.

Other expense was $41,919 for the year ended December 31, 2005.

13.	SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $0 for income tax during the twelve month periods ended December 31, 2006 and 2005, respectively.

The company paid $388,116 and $256,536 for interest expenses for the twelve month periods ended December 31, 2006 and 2005, respectively.

14.	LEASE

On February 1, 2006, Lowprice.com entered into a lease agreement for the new facilities in which they operate. The term of the lease is 36 months with monthly payments of $19,900. As of December 31, 2006, the amount due was $0.

LOWPRICE.COM, INC.
(DBA REDCAT MOTORS)
NOTES TO FINANCIAL STATEMENTS

14.	LEASE

Minimum annual rent expense for Lowprice.com for the next 3 years subsequent to December 31, 2006 is as follows:

Period	Amount
1 year after	$254,123
2 year after	$258,652
3 year after	$21,591

Rent expenses were $233,401 and 100,997 for the twelve month periods ended December 31, 2006 and 2005, respectively.

15.	SUBSEQUENT EVENTS

On December 28th, 2006, the Company entered into a Stock Purchase Agreement (the “Agreement”) with Tank Sports, Inc., a California Corporation (“Tank”) whereby the Company agreed to sell 100% of the common stock. Upon the closing of the transaction, Tank has agreed to make a $1,600,000 capital contribution to Lowprice.com, Inc. which will be immediately used to pay off the current debt.

The closing of the transaction is subject to certain terms and conditions.

There is a pending litigation which per the management’s opinion, will be settled in about $200,000. The potential obligation is covered under the insurance policy of the Company.

b) Exhibits

1.1	First Amendment to Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by The undersigned hereunto duly authorized.

TANK SPORTS, INC.

Date: 4/09/2007	By:	/s/ Jing Jing Long
Jing Jing Long
Title: Principal Executive Officer

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